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                                   EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43063) pertaining to Calumet Bancorp, Inc. 1992 Stock Option Plan of our report dated January 31, 1997, with respect to the consolidated financial statements of Calumet Bancorp, Inc. included elsewhere herein.

                                        CROWE, CHIZEK AND COMPANY LLP

Oak Brook, Illinois
March 24, 1997